--------------------------------------------------------------------------------
                                SECOND AMENDMENT
                                       TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
--------------------------------------------------------------------------------

     Second Amendment dated as of June 26, 1998 to Amended and Restated Revolving Credit Agreement (the "Second Amendment"), by and among FLEXTRONICS INTERNATIONAL LTD., a company incorporated in Singapore (the "Borrower"), BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Amended and Restated Revolving Credit Agreement dated as of January 14, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     ss.1. Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

     (a) the definition of "Applicable Margin" is hereby amended by deleting such definition in its entirety and restating it as follows:

          Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Company's Pricing Leverage
     Ratio, as determined for the fiscal period of the Company and its Subsidiaries ending immediately prior to the applicable Rate Adjustment Period.

-------------------------------------------------------------------------------------------------------------
                                         Base        Eurodollar    Letter of   Acceptance Fee      Commitment
  Level     Pricing Leverage Ratio       Rate           Rate       Credit           Rate              Fee
                                         Loans         Loans          Fees                            Rate
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
    I      Less than 1.50:1.00             0            50.00         50.00         50.00            20.00
-------------------------------------------------------------------------------------------------------------
   II      Equal to or greater than        0            62.50         62.50         62.50            20.00
           1.50:1.00 but less than
           2.00:1.00
-------------------------------------------------------------------------------------------------------------
   III     Equal to or greater than        0            87.50         87.50         87.50            25.00
           2.00:1.00  but less than
           2.50:1.00
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
   IV      Equal to or greater than        0           112.50        112.50        112.50            25.00
           2.50:1.00 but less than
           3.00:1.00
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
    V      Equal to or greater than        0           137.50        137.50        137.50            25.00
           3.00:1.00 but less than
           3.50:1.00
-------------------------------------------------------------------------------------------------------------
   VI      Equal to or greater than        0           162.50        162.50        162.50            25.00
           3.50:1.00 but less than
           4.00:1.00
-------------------------------------------------------------------------------------------------------------
   VII     Equal to or greater than        0           187.50        187.50        187.50            25.00
           4.00:1.00
-------------------------------------------------------------------------------------------------------------

          Notwithstanding the foregoing, (a) for purposes of interest on Revolving Credit Loans outstanding, the Letter of Credit Fees, the Acceptance Fee Rate and the Commitment Fee Rate payable during the period commencing on June 26, 1998 through the date immediately preceding the first Adjustment Date to occur after the fiscal quarter ended June 26, 1998, the Applicable Margin shall be at Level III set forth above, and (b) if the Company fails to deliver any Compliance Certificate pursuant to ss.9.4(c) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be at the highest Applicable Margin set forth above.

     (b) the definition of "Excluded Subsidiaries" is hereby amended by deleting such definition in its entirety and restating it as follows:

          Excluded Subsidiaries. Collectively, Astron Technologies Ltd., Flextronics Industrial (Shenzhen) Limited, Flextronics Computer (Shekou) Limited, Zhuhai Daomen Chao Yi Technology Co. Ltd., Zhuhai Daomen Chao Yi Electronics Co. Ltd., Flex Asia (UK) Ltd., EnergiPilot AB, Proactive, Inc., Marathon Business Park LLC, any Unrestricted Subsidiary and any other Subsidiary formed or acquired after the Closing Date and which is not required to become a Guarantor pursuant to ss.9.14 hereof and which does not elect to become a Guarantor pursuant to ss.7 hereof; provided, however, to the extent any Person which is an Excluded Subsidiary hereunder subsequently elects or is otherwise required to become a Guarantor hereunder and complies with ss.6.2 hereof, such Person shall cease being an Excluded Subsidiary hereunder on the date all the conditions of ss.7.4 have been satisfied.

     (c) the definition of "Total Funded Indebtedness" is hereby amended by deleting the words "less the sum of (a) cash of the Company and its Subsidiaries existing on the date of determination plus (b) Investments of the Company and its Subsidiaries made pursuant to ss.10.3(a), (b) or (c) hereof" from such definition;

     (d) by inserting the following definitions in the appropriate alphabetical order:

          Pricing Leverage Ratio. As at any date of determination,  the ratio of
     (a) Total Pricing Funded Indebtedness of the Company and its Subsidiaries outstanding on such date to (b) the EBITDA of the Company and its Subsidiaries for the period of four (4) consecutive fiscal quarters (treated as a single accounting period) most recently ended on such date.

          Restricted Subsidiary. Any Subsidiary which is not an Unrestricted Subsidiary. Neither the Company nor any Subsidiary shall have the right to change the status of a Restricted Subsidiary to an Unrestricted Subsidiary, but the Company or any Subsidiary shall have the right to change the status of an Unrestricted Subsidiary to a Restricted Subsidiary, subject to compliance with the provisions of ss.9.14 hereof.

          Total Pricing Funded Indebtedness. All Indebtedness of the Company and its Subsidiaries for borrowed money (including without limitation, all guarantees by such Person of Indebtedness of others for borrowed money), purchase money Indebtedness and with respect to Capitalized Leases, determined on a consolidated basis in accordance with generally accepted accounting principles, less the sum of (a) cash of the Company and its Subsidiaries existing on the date of determination plus (b) Investments of the Company and its Subsidiaries made pursuant to ss.10.3(a), (b) or (c) hereof.

          Unrestricted Subsidiary. Collectively, (a) Neutronics Electronic Industries Holdings AG, Althofen Electronics GmbH, HTR Technical Resources Kft, Ecoplast Kft, Conexao Informatica Ltda, Flextronics do Brazil Servicios Ltda and (b) any other Subsidiary of the Company, direct or indirect, as to which (i) such Subsidiary conducts substantially all of its business in countries other than the United States of America and is organized under the laws of a jurisdiction other than the United States of America and the States (or the District of Columbia) thereof; (ii) the principal operations of such Subsidiary are not located in the United States; (iii) the Company has provided the Agent with an officer's certificate certifying that the Company has designated such Subsidiary as an Unrestricted Subsidiary at or prior to the time such Subsidiary is formed or acquired by the Company, as the case may be, and the Company has provided written notice to the Agent in reasonable detail of such designation within five (5) Business Days after designation thereof; (iv) the Company owns not less than eighty percent (80%) of the capital stock of such Subsidiary and not less than eighty percent (80%) of the Voting Stock of such Subsidiary; (v) all of such Subsidiary's liabilities (other than liabilities permitted to be guaranteed by the Company pursuant to ss.10.1 hereof) are non-recourse as to the Company or any Restricted Subsidiary; and (vi) such Subsidiary does not own any capital stock of, or own or hold any lien, security interest or other encumbrance on, any property of the Company or any other Restricted Subsidiary, provided, however, no Subsidiary shall be designated after the date hereof as an Unrestricted Subsidiary if any Default or Event of Default would exist immediately after giving effect to such designation.

     ss.2. Amendment to Section 9 of the Credit Agreement. Section 9 of the Credit Agreement is hereby as follows:

     (a)  Section   9.16  of  the  Credit   Agreement   is  hereby   amended  by
deletingss.9.16 in its entirety and restating it as follows:

          9.16. Payment of Astron Obligation. The Company shall make all payments under the Astron Sales Agreement, the Services Agreement dated February 2, 1996 between the Company, Astron Technologies Limited and Stephen Rees (the "Rees Service Agreement") and the Supplemental Services Agreement dated February 2, 1996 between Astron Group Limited and Stephen Rees (the "Supplemental Rees Agreement") which are able to be paid pursuant to such agreements in Astron Consideration Shares (as to the Astron Sales Agreement) or ordinary shares of the Company (pursuant to the Rees Service Agreement and the Supplemental Rees Agreement); provided, however, the Company shall be permitted to make such payments in cash so long as no Default or Event of Default has occurred and is continuing and the Company can demonstrate to the satisfaction of the Agent that the Pricing Leverage Ratio at the time of such cash payment is equal to or less than 2.50:1.00 both before and after giving effect to such cash payments.

     (b)  Section   9.20  of  the  Credit   Agreement   is  hereby   amended  by
deletingss.9.20 in its entirety and restating it as follows:

          9.20. Unrestricted Subsidiaries. The Company shall at all times designate persons constituting a majority of the directors (or members of the governing body) of, and at all times have the power, directly or indirectly, to direct the management and polices of each Unrestricted Subsidiary.

     ss.3. Amendment to Section 10 of the Credit Agreement. Section 10 of the Credit Agreement is hereby amended as follows:

     (a)  Section  10.1(h)  of  the  Credit   Agreement  is  hereby  amended  by
deletingss.10.1(h) in its entirety and restating it as follows:

          (h) obligations under (i) Capitalized Leases, (ii) Synthetic Leases and (iii) other Indebtedness incurred in connection with the acquisition after the date hereof of any real or person property or any business entity by any Borrower or such Subsidiary; provided that the aggregate principal amount of such Indebtedness under this ss.10.1(h)(iii) of the Borrowers and the Restricted Subsidiaries and any Unrestricted Subsidiary which is guaranteed by the Company or any Restricted Subsidiary plus the aggregate principal amount of outstanding secured Indebtedness of any Unrestricted Subsidiary which is guaranteed by the Company or any Restricted Subsidiary and which is permitted to be incurred pursuant to ss.10.1(q) hereof shall not exceed the aggregate amount of $50,000,000 at any one time;

     (b) Section 10.1(o) of the Credit Agreement is hereby amended by (a) deleting the words "other unsecured Indebtedness or Indebtedness secured solely by a Temporary Lien" which appear in ss.10.1(o) and substituting in place thereof the words "other unsecured Indebtedness of any Subsidiary or Indebtedness of a Restricted Subsidiary secured solely by a Temporary Lien"; and
(b) deleting the word "and" which appears at the end of the text of ss.10.1(o);

     (c) Section 10.1(p) of the Credit Agreement is hereby amended by deleting the period which appears at the end of such section and substituting in place thereof a semicolon and the word "and";

     (d) Section 10.1 of the Credit Agreement is further amended by inserting immediately after the text ofss.10.1(p) the following:

          (q) secured Indebtedness of an Unrestricted Subsidiary which is not otherwise permitted hereunder provided that (i) no Default or Event of Default shall have occurred and be continuing or would exist as a result of incurring such Indebtedness; (ii) the Company is in compliance with the financial covenants set forth in ss.11 hereof on a pro forma basis both before and immediately after giving effect to such Indebtedness and, to the extent reasonably requested by the Agent, the Company has demonstrated such compliance to the reasonable satisfaction of the Agent; (iii) to the extent such Indebtedness is guaranteed by the Company or any Restricted Subsidiary, the terms of such Indebtedness (including, without limitation, the covenants, defaults, penalties and conditions pertaining to such Indebtedness, but excluding amortization, collateral and maturity) taken as a whole, are not materially more onerous to the Company and its Subsidiaries than the terms contained herein taken as a whole; and (iv) to the extent such Indebtedness is guaranteed by the Company or any Restricted Subsidiary, the aggregate principal amount of such Indebtedness under this ss.10.1(q) of the Borrowers and their Subsidiaries which is guaranteed by the Company or any Restricted Subsidiary plus the aggregate principal amount of outstanding purchase money Indebtedness of any Borrower or any Subsidiary which is guaranteed by the Company or any Restricted Subsidiary and which is permitted to be incurred pursuant to ss.10.1(h)(iii) hereof shall not exceed the aggregate amount of $50,000,000 at any one time.

     (e) Section 10.2(xiv) of the Credit Agreement is hereby amended by deleting the word "and" which appears at the end of such section;

     (f) Section 10.2(xv) of the Credit Agreement is hereby amended by (a) deleting the words "liens on assets of a Subsidiary" and substituting in place thereof the words "liens on assets of a Restricted Subsidiary"; and (b) deleting the period which appears at the end of ss.10.2(xv) and substituting in place thereof a semicolon and the word "and";

     (g) Section 10.2 is further amended by inserting immediately after the end of ss.10.2(xv) the following:

          (xvi) liens on assets of any Unrestricted Subsidiary to secure Indebtedness permitted to be incurred pursuant to ss.10.1(q) hereof.

     (h) Section 10.3 is hereby amended by deleting ss.10.3(l) in its entirety and restating such ss.10.3(l) as follows:

          (l) Investments with respect to Indebtedness permitted by ss.10.1(g) and Investments (other than Investments in an Unrestricted Subsidiary) made pursuant to the Investment Policy Guidelines;

     ss.4. Amendment to Section 11 of the Credit Agreement. Section 11 of the Credit Agreement is hereby amended as follows:

     (a) Section 11.1 of the Credit Agreement is hereby amended by deleting the ratio "3.50:1.00" which appears in ss.11.1 and substituting in place thereof the ratio "4.50:1.00"; and

     (b) Section 11.3 of the Credit Agreement is hereby amended by (i) deleting the words "95% of Consolidated Tangible Net Worth at September 30, 1997" and substituting in place thereof the number "$175,000,000"; and (b) deleting the date "September 30, 1997" from each place in which it appears in ss.11.3 and substituting in place thereof the date "March 31, 1998".

     ss.5. Amendment to Credit Agreement. Notwithstanding anything to the contrary contained in the Credit Agreement, from and after the date hereof the Borrowers shall not be permitted to request any Revolving Credit Loans to be denominated in an Optional Currency, shall only be permitted to have Revolving Credit Loans denominated in Dollars and, to the extent there are any Revolving Credit Loans denominated in any Optional Currency, shall be required to repay such Revolving Credit Loans on the date hereof.

     ss.6.  Amendment  to  Schedules  10.1  and  10.2 of the  Credit  Agreement.
Schedules 10.1 and 10.2 of the Credit Agreement are each hereby amended as follows:

     (a) Schedule 10.1 of the Credit Agreement is hereby amended by deleting from Schedule 10.1 all Indebtedness incurred by Neutronics, and substituting in place thereof the Indebtedness set forth on the annex to Schedule 10.1 attached hereto; and

     (b) Schedule 10.2 of the Credit Agreement is hereby amended by deleting from Schedule 10.2 all liens on assets of Neutronics securing Indebtedness of Neutronics and substituting in place thereof the liens set forth on the annex to
Schedule 10.2 attached hereto.

     ss.7. Conditions to Effectiveness. This Second Amendment shall not become effective until the Agent receives a counterpart of this Second Amendment, executed by the Borrower, the Guarantors and the Majority Banks.

     ss.8. Representations and Warranties. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Second Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

     ss.9. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     ss.10. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

     ss.11. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     ss.12. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                           FLEXTRONICS INTERNATIONAL LTD.



                                           By:__________________________________
                                           Title:

                                           BANKBOSTON, N.A.



                                           By:__________________________________
                                           Title:



                                           ABN AMRO BANK N.V.




                                           By: _________________________________
                                               Name:
                                               Title:


                                           THE BANK OF NOVA SCOTIA




                                           By: _________________________________
                                               Name:
                                               Title:


                                           BANQUE NATIONALE DE PARIS, SAN
                                           FRANCISCO BRANCH




                                           By: _________________________________
                                               Name:
                                               Vice President


                                           PARIBAS




                                           By: _________________________________
                                               Name:
                                               Title:

                                           COMERICA BANK




                                           By: _________________________________
                                               Name:
                                               Title:


                                           THE INDUSTRIAL BANK OF JAPAN, LIMITED




                                           By: _________________________________
                                               Name:
                                               Title:


                                           SUMITOMO BANK OF CALIFORNIA




                                           By: _________________________________
                                               Name:
                                               Title:

                            RATIFICATION OF GUARANTY

     Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Second Amendment as of June 26, 1998, and agrees that each of the Guarantees dated as of January 14, 1998 from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.


                                           FLEXTRONICS INTERNATIONAL USA, INC.



                                           By:__________________________________
                                           Title:


                                           FLEXTRONICS INTERNATIONAL (UK) LTD.



                                           By:__________________________________
                                           Title:


                                           FLEXTRONICS MANUFACTURING (HK) LTD.



                                           By:__________________________________
                                           Title:


                                           FLEXTRONICS SINGAPORE PTE. LTD.



                                           By:__________________________________
                                           Title:


                                           FLEXTRONICS HOLDING (UK) LTD.



                                           By:__________________________________
                                           Title:

                                           FLEXTRONICS MALAYSIA SDN BHD


                                           By:__________________________________
                                           Title:

                                           FLEXTRONICS INTERNATIONAL
                                              MARKETING (L) LTD.



                                           By:__________________________________
                                           Title:


                                           FLEXTRONICS HOLDINGS AB



                                           By:__________________________________
                                           Title:


                                           FLEXTRONICS INTERNATIONAL
                                              SWEDEN AB



                                           By:__________________________________
                                           Title:

                                           ASTRON GROUP LIMITED



                                           By:__________________________________
                                           Title:

                                           DTM PRODUCTS CORPORATION



                                           By:__________________________________
                                           Title:

                             ANNEX TO SCHEDULE 10.1


                             ANNEX TO SCHEDULE 10.2